SCHEDULE OF BREAKOUT OF FINANCE LEASES (Details) - USD ($) $ in Thousands	Mar. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Finance lease right-of-use assets	$ 99	$ 106	$ 45
Short-term finance lease liabilities	37	36	10
Long-term finance lease liabilities	56	66	35
Total finance lease liabilities	$ 93	$ 102	$ 45
Weighted average remaining lease term	2 years 6 months	2 years 8 months 12 days	4 years 2 months 12 days
Weighted average discount rate	5.20%	5.20%	5.20%